                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 2000

                         CHEQUEMATE INTERNATIONAL, INC.

             (Exact name of Registrant as specified in its Charter)


            Utah                          01-15043                76-0279816
-------------------------------         ------------         -------------------
(State or other Jurisdiction of          (Commission          (I.R.S. Employer
Incorporation or Organization)           File No.)           Identification No.)


                   124 FERRY STREET S.W., ALBANY, OREGON 97321
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (541) 791-4813

             330 WASHINGTON BLVD., MARINA DEL REY, CALIFORNIA 90292
               Former name, former address and former fiscal year,
                          if changed since last report.

                                EXPLANATORY NOTE

On January 9, 2001, Chequemate International, Inc., a Utah corporation (the Company), filed a Current Report on Form 8-K dated as of December 30, 2000, pertaining to the terms of an Amended Stock Purchase and Sales Agreement (the Stock Purchase Agreement) with VisionComm, Inc. (VCI), a closely-held Delaware corporation, and the shareholders of VCI (the VCI shareholders), dated December 19, 2000. This Amendment No. 1 is filed to submit the audited and unaudited financial statements of VCI, and certain pro forma financial information required by Item 7 of Form 8-K. In addition, it will amend certain other information contained therein as described below.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

In December, 2000, the Company consummated a Stock Purchase Agreement between the Company, VisionComm, Inc. (VCI) and the shareholders of VCI. In connection with the Stock Purchase Agreement, the terms of which are described in detail in a Current Report on Form 8-K filed with the Commission on January 9, 2001, two of the officers and directors of VCI were appointed, in the beginning of February, 2001, as additional members of the board of directors of the Company. In addition, in approximately the end of October, 2000, Harold P. Glick resigned as a director. In the end of November, Chandos Mahon was appointed by the board of directors as the Chief Operating Officer, and later as the Secretary, of the Company, to replace Alan Hunter, who resigned in all capacities in the end of November, 2000. Accordingly, the present officers and directors of the Company are as follows:

J. Michael Heil - President and Chief Executive Officer
Chandos Mahon - Chief Operating Officer, Secretary
Andre Peterson - Director and Chief Accounting Officer
John Bartholomew - Director
Robert E. Warfield - Director
Daniel Thompson - Director
William J. Brinkmeier, II - Director
Thomas A. Nix, Director - Director

For a brief biographical description of William J. Brinkmeier II and Thomas
A. Nix, reference is made to the Company's Current Report on Form 8-K, filed with the Commission on January 9, 2001, which is incorporated herein by reference. For a brief biographical description of Chandos Mahon, reference is made to the Company's Quarterly Report on Form 10-QSB, filed with the Commission on February 14, 2001, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

1) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

   (a) Audited Financial Statements of VCI for the year ended December 31, 1999...................... F-1

       (i)   Report of Independent Auditors.......................................................... F-2

       (ii)  Audited Balance Sheets as of December 31, 1999 and 1998................................. F-3

       (iii) Audited Statements of Operations for the Years Ended December 31, 1999 and 1998......... F-4

       (iv)  Audited Statements of Stockholders' Deficit for the Years Ended December 31, 1999
             and 1998.................................................................................F-5

       (v)   Audited Statements of Cash Flows for the Years Ended December 31, 1999 and 1998..........F-6

       (vi)  Notes to Audited Financial Statements....................................................F-7

   (b) Unaudited Financial Statements of VCI for the quarter ended September 30, 2000................ F-14

       (i)   Unaudited Balance Sheets as of September 30, 2000........................................F-15

       (ii)  Unaudited Statements of Operations for the Fiscal Quarters Ended September 30, 2000
             and 1999.................................................................................F-17

       (iii) Unaudited Statements of Stockholders' Deficit for the Fiscal Quarters Ended
             September 30, 2000 and 1999............................................................. F-18

       (iv)  Unaudited Statements of Cash Flows for the Fiscal Quarters Ended September 30, 2000
             and 1999.................................................................................F-19

       (v)   Notes to Unaudited Financial Statements..................................................F-21

   (c) Pro Forma Financial Information............................................................... P-1

       (i)   Unaudited Proforma Consolidated Balance Sheets...........................................P-2

       (ii)  Unaudited Proforma Consolidated Statements of Operations.................................P-4

       (iii) Unaudited Statement of Assumptions and Disclosures...................................... P-5

2) EXHIBITS.

The following exhibits are filed as part of this report:

     Exhibit No.      SEC Ref. No.          Description/ Title of Document
     -----------      ------------     ----------------------------------------
     1                23                Consent of Kerber, Eck & Braeckel, LLP

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   REGISTRANT:

                         CHEQUEMATE INTERNATIONAL, INC.

          DATE: FEBRUARY 15, 2001                 BY: /s/ J. Michael Heil
                                        ----------------------------------------
                                        J. MICHAEL HEIL, CHIEF EXECUTIVE OFFICER

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                                VISIONCOMM, INC.

                           DECEMBER 31, 1999 AND 1998

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
VisionComm, Inc.

We have audited the accompanying balance sheets of VisionComm, Inc. (a Delaware corporation) as of December 31, 1999 and 1998, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VisionComm, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note M to the financial statements during 1998, the Company adopted Statement of Position 98-5, Accounting for Start-up Activities.

                           KERBER, ECK & BRAECKEL LLP

St. Louis, Missouri
March 28, 2000 (except for
Note O, as to which the date
Is January 19, 2001)

VISIONCOMM, INC.

BALANCE SHEETS
DECEMBER 31,

     ASSETS                                                                       1999               1998
                                                                              -------------       ------------
                                 CURRENT ASSETS

     Cash                                                                     $          --       $     33,850
     Accounts receivable Customers, less allowance for doubtful
       receivables of $100,000 in 1999 and $36,000 in 1998                          595,132            556,377
     Related party                                                                   38,887             10,070
     Other                                                                           38,492                873
     Prepaid expenses                                                                37,113             28,059
                                                                              -------------       ------------
             TOTAL CURRENT ASSETS                                                   709,624            629,229

     EQUIPMENT - NET                                                              1,686,019          1,471,841

                                  OTHER ASSETS

     Investment in Data Net Systems, LLC                                            261,597            261,020
     Other intangible assets, less accumulated amortization of $229,441 in
       1999 and $117,650 in 1998                                                  1,015,714            826,763
                                                                              -------------       ------------
                                                                                  1,277,311          1,087,783
                                                                              -------------       ------------
             TOTAL ASSETS                                                     $   3,672,954       $  3,188,853
                                                                              =============       ============
                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                               CURRENT LIABILITIES
     Current maturities of long-term obligations                              $     658,487       $  1,136,767
     Accounts payable                                                               301,124            176,566
     Accrued expenses                                                                24,050             10,281
     Dividends payable                                                               26,886                 --
     Deferred revenue                                                                95,105             89,080
                                                                              -------------       ------------
             TOTAL CURRENT LIABILITIES                                            1,105,652          1,412,694

     LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                               2,794,020          1,610,240

                         STOCKHOLDERS' EQUITY (DEFICIT)
       Preferred stock                                                                2,835              2,035
       Common stock                                                                  24,499             23,849
       Additional contributed capital                                             2,869,007          2,145,457
       Accumulated deficit                                                       (3,123,059)        (2,005,422)
                                                                              -------------       ------------
             TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                  (226,718)           165,919
                                                                              -------------       ------------
             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)             $   3,672,954       $  3,188,853
                                                                              =============       ============

The accompanying notes are an integral part of these statements.

VISIONCOMM, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31,

                                                                                  1999               1998
                                                                              -------------       ------------
     Net revenues
       Pay telephones                                                         $   2,094,962       $  2,057,773
       Cable                                                                      1,111,208            560,558
                                                                              -------------       ------------
                                                                                  3,206,170          2,618,331
     Cost of revenues
       Pay telephones                                                             1,759,918          1,697,682
       Cable                                                                        428,018            231,791
                                                                              -------------       ------------
                                                                                  2,187,936          1,929,473
                                                                              -------------       ------------
          GROSS PROFIT                                                            1,018,234            688,858

     General and administrative expenses                                          1,662,947          1,298,036
                                                                              -------------       ------------
          LOSS FROM OPERATIONS                                                     (644,713)          (609,178)

     Other income (deductions)
       Interest income                                                                3,612              3,819
       Interest expense                                                            (419,641)          (330,996)
       Loss on disposal of assets                                                     3,433             (3,991)
       Other income                                                                  61,855             41,789
                                                                              -------------       ------------
                                                                                   (350,741)          (289,379)
                                                                              -------------       ------------
     Loss before income taxes and cumulative effect of a change in accounting
       principle                                                                   (995,454)          (898,557)

     Income taxes                                                                        --                 --
                                                                              -------------       ------------
     Loss before cumulative effect of a change in accounting principle             (995,454)          (898,557)

     Cumulative effect on prior years (to December 31, 1997) of a change in
       accounting principle                                                              --            (77,540)
                                                                              -------------       ------------
          NET LOSS                                                            $    (995,454)      $   (976,097)
                                                                              =============       ============

The accompanying notes are an integral part of these statements.

VISIONCOMM, INC.

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
PERIOD INDICATED BELOW

                                                                      Additional
                                        Preferred        Common      contributed     Accumulated
                                          stock          stock         capital        deficit          Total
                                        ----------     ----------    -----------    ------------     ----------
Balance at January 1, 1998              $       --     $    4,013    $ 1,149,628     $(1,014,888)    $  138,753

Sale of preferred stock                      2,035                     1,015,665              --      1,017,700

Net loss for the year                           --                            --        (976,097)      (976,097)

5.9425 to-1 common stock split                  --         19,836        (19,836)             --             --

Preferred stock dividend                        --             --             --         (14,437)       (14,437)
                                        ----------     ----------     ----------     -----------     ----------
Balance at December 31, 1998                 2,035         23,849      2,145,457      (2,005,422)       165,919
Sale of preferred stock                        800                       399,200              --        400,000

Sale of common stock                            --            650        324,350              --        325,000

Net loss for the year                           --             --             --        (995,454)      (995,454)

Preferred stock dividend                        --             --                       (122,183)      (122,183)
                                        ----------     ----------     ----------     -----------     ----------
BALANCE AT DECEMBER 31, 1999            $    2,835     $   24,499    $ 2,869,007     $(3,123,059)    $ (226,718)
                                        ==========     ==========     ==========     ===========     ==========

The accompanying notes are an integral part of this statement.

VISIONCOMM, INC.

STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31,

                                                                            1999           1998
                                                                        ------------   ------------
                           Increase (decrease) in cash

                      Cash flows from operating activities
   Net loss                                                             $   (995,454)  $   (976,097)
   Adjustments to reconcile net loss to net
     cash used in operating activities
       Depreciation and amortization                                         369,636        286,085
       (Gain) loss on sale of fixed assets                                    (3,432)         3,991
       Undistributed earnings of investee                                       (577)        (2,216)
   Changes in assets and liabilities
         Increase in accounts receivable                                    (105,191)      (219,042)
         Increase in prepaid expenses                                         (9,054)       (10,146)
         Increase in other assets                                           (362,993)      (462,180)
         Increase (decrease) in accounts payable                             124,558       (183,618)
         Increase (decrease) in accrued expenses                              13,769         (2,263)
         Increase in deferred revenue                                          6,025         48,192
                                                                        ------------   ------------
           Total adjustments                                                  32,741       (541,197)
                                                                        ------------   ------------
             NET CASH USED IN OPERATING ACTIVITIES                          (962,713)    (1,517,294)

                      CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sale of equipment                                            96,736         17,300
   Capital expenditures                                                     (503,076)      (468,113)
                                                                        ------------   ------------
             NET CASH USED IN INVESTING ACTIVITIES                          (406,340)      (450,813)

                      CASH FLOWS FROM FINANCING ACTIVITIES
   Preferred dividends paid                                                  (95,296)       (14,437)
   Proceeds from long-term obligations                                     1,901,499      1,013,819
   Payments on long-term obligations                                      (1,196,000)      (283,570)
   Proceeds from issuance of preferred stock                                 400,000      1,017,700
   Proceeds from issuance of common stock                                    325,000             --
                                                                        ------------   ------------
             NET CASH PROVIDED BY FINANCING ACTIVITIES                     1,335,203      1,733,512
                                                                        ------------   ------------
             NET DECREASE IN CASH                                            (33,850)      (234,595)

   Cash at beginning of year                                                  33,850        268,445
                                                                        ------------   ------------
   Cash at end of year                                                  $         --   $     33,850
                                                                        ============   ============

The accompanying notes are an integral part of these statements.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of significant accounting policies applied in the preparation of the financial statements follows.

1. NATURE OF ENTITY

VisionComm, Inc. (the Company) operates, services and maintains private pay telephones and provides cable systems to apartment complexes, hotels and hospitals.

2. EQUIPMENT

Equipment acquired is recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

3. INTANGIBLE ASSETS


Intangible assets include acquisition costs related to the purchase of contracts to provide private cable systems to apartment complexes, hotels and hospitals. Intangible assets are amortized over ten years using the straight-line method. THE COMPANY REVIEWS THE RECOVERABILITY OF INTANGIBLES WHEREVER EVENTS OR CHANGES IN CIRCUMSTANCES INDICATE THAT THE CARRYING AMOUNT OF AN ASSET MAY NOT BE RECOVERABLE. THE COMPANY FOLLOWS THE GUIDELINES ESTABLISHED BY SFAS 121, PARAGRAPHS 4 THROUGH 7 TO DETECT, ACCOUNT FOR AND DETERMINE THE VALUE OF IMPAIRED ASSETS.


4. INVESTMENT

The investment in Data Net Systems, LLC represents a 5.2226% equity interest, which was contributed by certain Company stockholders. This investment is recorded at estimated fair market value as of the date it was contributed to the Company.

5. DEFERRED REVENUE

Revenues billed in advance for services are deferred and recorded as income in the period the related services are rendered.

6. REVENUE RECOGNITION

Revenues from coin calls and non-coin calls are recognized as calls are made. Revenues from cable are recognized in the period the service has been provided. When revenue on a telephone call is recorded, an expense is also recorded for direct costs associated with the call.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998

NOTE A - SUMMARY OF ACCOUNTING POLICIES - CONTINUED

7. INCOME TAXES

The Company terminated its S Corporation status effective July 31, 1998. Earnings and losses to that date were included in the stockholders' income tax returns and taxed depending on their personal tax circumstances. Effective August 1, 1998 the Company provides for income taxes based on income for financial reporting purposes. Certain charges to earnings differ as to timing from those deducted for tax purposes; these relate primarily to accounts receivable and accumulated depreciation and amortization.

8. USE OF ESTIMATES

In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - EQUIPMENT

Equipment consists of the following at December 31,:

                                                 1999          1998
                                              ----------    ----------
Pay telephone equipment                       $1,381,924    $1,372,992
Furniture and fixtures                           731,242       387,929
Truck and automobiles                             36,459        30,159
                                              ----------    ----------
                                               2,149,625     1,791,080
   Less accumulated depreciation                 569,317       347,203
                                              ----------    ----------
                                               1,580,308     1,443,877

Uninstalled equipment                            105,711        27,964
                                              ----------    ----------
                                              $1,686,019    $1,471,841
                                              ==========    ==========

Depreciation expense was $250,298 and $208,375 for the years ended December 31, 1999 and 1998, respectively.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998

NOTE C - LONG-TERM OBLIGATIONS

Long-term obligations consist of the following at December 31,:

                                                  1999        1998
                                              ----------    ----------
                 Notes payable
   Berthel Growth & Income Trust              $       --    $  700,000
   Amresco                                     3,436,835     1,991,917
   Chrysler Financing Company                     15,672        18,592
   Capital lease obligations                          --        36,498
                                              ----------    ----------
                                               3,452,507     2,747,007

   Less current maturities                       658,487     1,136,767
                                              ----------    ----------
                                              $2,794,020    $1,610,240
                                              ==========    ==========

The notes payable to Ameresco consists of 15 notes with monthly payments ranging from $450 to $17,931 and quarterly payments up to $42,099, with interest rates ranging from 12% to 14%, with maturities at various dates through January, 2007. The notes are secured by equipment and are individually guaranteed by a Company stockholder.

The note payable to Chrysler Financing Company is payable in monthly installments of $423 including interest at 12.5% through November 2003. An automobile secures the note.

Aggregate maturities of long-term obligations for the years following December 31, 1999 are as follows:

2000                    $ 658,487
2001                      755,688
2002                      749,138
2003                      422,660
2004                      866,534
                       ----------
                       $3,452,507
                       ==========

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998

NOTE D - INCOME TAXES

Effective August 1, 1998 the Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109 Accounting For Income Taxes (SFAS 109). Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities. The principal types of differences between assets and liabilities for financial statement and tax return purposes are allowance for doubtful receivables and accumulated depreciation and amortization. A deferred tax asset is recorded for net operating losses being carried forward for tax purposes.

Deferred tax assets and liabilities are attributable to the following at December 31, 1999:





       Deferred tax assets (liabilities)

Current Allowance for doubtful receivables            $  36,000

Noncurrent Accumulated depreciation
  and amortization                                     (277,000)
Tax benefit of net operating loss carryforward          547,000
                                                      ---------
                                                        270,000
                                                      ---------
                                                        306,000

Valuation allowance                                    (306,000)
                                                      ---------
    Net deferred tax asset                            $      --
                                                      =========

A valuation allowance is provided to reduce the deferred tax assets to a level which, more likely than not, will be realized. The net deferred assets reflect management's estimate of the amount that will be realized from future profitability that can be predicted with reasonable certainty.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998

NOTE E - COMMITMENTS

The Company conducts a substantial portion of its operations utilizing leased facilities. The minimum rental commitments under operating leases are as follows for the years ended December 31:

2000                                $   64,400
2001                                    69,000
2002                                    69,000
2003                                    69,000
2005 and thereafter                     34,500
                                    ----------
   Total minimum lease payments     $  374,900
                                    ==========

Rent expense for all operating leases for the years ended December 31, 1999 and 1998 was $90,773 and $80,301, respectively.

NOTE F - PREFERRED STOCK

The Company's preferred stock consists of 1,000,000 authorized shares of .01 par value cumulative convertible Series A preferred stock of which the Company has issued 283,540 shares. Preferred shares are entitled to preferential cumulative dividends of 9% annually. In the event of a distribution of the Company's assets on dissolution, sale of its property or liquidation, the preferred shares receive the greater of the offering price per share or the put price, as defined in the investor agreement, plus any unpaid accumulated dividends. The holder may convert preferred shares to common stock at any time.

NOTE G - COMMON STOCK

The Company has 10,000,000 shares of authorized common stock at a par value of $.01 per share. There were 2,449,917 and 2,384,917 shares issued and outstanding at December 31, 1999 and 1998 (split-adjusted for 1998), respectively.

NOTE H - STOCK SPLIT

On July 27, 1998 the stockholders approved an increase in the number of authorized shares from 1,000,000 to 10,000,000 and a 5.9425 to 1 stock split.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998

NOTE I - RESERVED COMMON STOCK

At December 31, 1999, 100,000 authorized common shares were reserved for issuance upon the exercise of stock options to investors.

NOTE J - STOCK WARRANTS

The Company has issued three warrants for a total of 889,154 (split-adjusted) shares of common stock at an exercise price of $5 per share. The warrants have been issued to a Company lender and expire on December 31, 2006.

NOTE K - STOCK OPTIONS

The Company granted stock options to certain employees, directors, and consultants of the Company. The exercise price of each option ranges from $5 to $6 per share. These options are exercisable at any time with written notice to the Company. The options expire ten years from the date of grant. As of December 31, 1999, 865,732 qualified options have been granted.

As of December 31, 1999, 970,354 shares were available for grant. The following summarizes the changes in stock options for the years ended December 31, 1999 and 1998, respectively:

                                                                Average
                                                               Exercise
                                                     Shares     Price
                                                    --------   --------
                   1998 activity
   December 31, 1998
      Granted                                        885,445   $   1.65
      Excercised                                          --         --
      Canceled                                            --         --
                                                    --------
   Outstanding at December 31, 1998                  885,445       1.65

                   1999 activity
      Granted                                         10,000       5.00
      Excercised                                          --         --
      Canceled                                       (29,713)      0.84
   Outstanding at December 31, 1999                  865,732       1.71
                                                    --------

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998

NOTE L - STATEMENT OF CASH FLOWS

Cash paid for interest was $419,641 and $330,996 for the years ended December 31, 1999 and 1998, respectively.

NOTE M - CHANGE IN ACCOUNTING PRINCIPLE

Effective January 1, 1998, the Company adopted Statement of Position 98-5, Accounting for Start-Up Activities (SOP 98-5), issued by the American Institute of Certified Public Accountants. SOP 98-5 establishes guidance for accounting for start-up and organizational costs. The SOP states that these costs should be expensed when incurred. The Company had previously capitalized and amortized such costs. The effect of applying SOP 98-5 is a charge to income of $77,450, and is reported in the accompanying statement of operations for 1998 as a cumulative effect of a change in an accounting principle.

NOTE N - RECLASSIFICATIONS

Certain reclassifications have been made to the 1998 financial statements to conform to the 1999 presentation.

NOTE O - EARNINGS PER SHARE

Primary earnings per common share are based upon the weighted average number of common and common equivalent shares outstanding. The primary earnings per common share for the years ended December 31, 1999 and 1998 were $(.42) and $(.81), respectively.

                                VISIONCOMM, INC.

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2000

                                VISIONCOMM, INC.
                                 BALANCE SHEETS

                                     ASSETS

                                                        September 30,   December 31,
                                                            2000            2000
                                                        -------------   ------------
                                                                 (Unaudited)
                       ASSETS

                    Current Assets

   Cash                                                 $          --   $         --
   Accounts receivable - customers, less allowance
     for doubtful receivables of $133,194 and
     $100,000, respectively                                   665,379        595,132
   Related parties                                                 --         38,492
   Other                                                          287         38,887
   Prepaid expenses                                            94,416         37,113
                                                        -------------   ------------
       Total Current Assets                                   710,082        709,624

Equipment-net                                               1,491,295      1,686,019

                     Other Assets

   Investment in Data Net Systems, LLC                        261,597        261,597
   Other intangible assets, less accumulated
     amortization of $325,771 and $229,441,
     respectively                                             924,384      1,015,714
                                                        -------------   ------------
       Total Other Assets                                   1,185,981      1,277,311
                                                        -------------   ------------
       Total Assets                                     $   3,387,358   $  3,672,954
                                                        =============   ============

The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.

                                 BALANCE SHEETS

                  LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

                                                      September 30,   December 31,
                                                          2000            2000
                                                      -------------   ------------
                                                               (Unaudited)
                    Current Liabilities

   Cash over Draft                                    $     158,653   $         --
   Current maturities of long-term obligations              372,384        658,487
   Accounts payable                                         384,291        301,124
   Accrued expenses                                         125,381        24, 050
   Dividends payable                                             --         26,886
   Deferred revenue                                         101,190         95,105
                                                      -------------   ------------
      Total Current Liabilities                           1,141,899      1,105,652
                                                      -------------   ------------

Long-term obligations, less current maturities            3,040,838      2,794,020

               Stockholders' equity (deficit)

      Preferred stock                                         2,835          2,835
      Common stock                                           24,796         24,499
      Additional contributed capital                      2,893,709      2,869,007
      Accumulated deficit                                (3,716,719)    (3,123,059)
                                                      -------------   ------------
         Total Stockholders' Equity (Deficit)              (795,379)      (226,718)
                                                      -------------   ------------
         Total Liabilities and Stockholders'
           Equity (Deficit)                           $   3,387,358   $  3,672,954
                                                      =============   ============

The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                       For the Nine Months Ended
                                                              September 30,
                                                     -----------------------------
                                                          2000             1999
                                                     --------------   ------------
                   Net revenues
   Pay telephones                                    $    1,221,914   $  1,710,427
   Cable                                                    872,670        844,745
                                                     --------------   ------------
                                                          2,094,584      2,555,172
                 Cost of revenues
   Pay telephones                                           810,852      1,375,806
   Cable                                                    397,887        277,071
                                                     --------------   ------------
                                                         1, 208,739      1,652,877
                                                     --------------   ------------
      Gross profit                                          885,845        902,295
                                                     --------------   ------------
      General and administrative expenses                 1,135,149      1,220,277
                                                     --------------   ------------
      Loss from operations                                 (249,304)      (317,982)
                                                     --------------   ------------
              Other income (deductions)
   Interest income                                              516          3,210
   Interest expense                                        (325,474)      (313,574)
   Other income                                              61,479         44,573
                                                     --------------   ------------
      Loss before income taxes                             (263,479)      (265,791)
                                                     --------------   ------------
   Income taxes                                                  --             --
                                                     --------------   ------------
      NET (LOSS)                                     $     (512,783)  $   (583,773)
                                                     ==============   ============

The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                      Additional
                                        Preferred        Common      contributed     Accumulated
                                          stock          stock         capital        deficit         Total
                                        ----------     ----------    -----------     -----------    ----------
   Balance at January 1, 1998           $    2,035     $   23,849     $2,145,457     $(2,005,422)   $  165,919

   Sale of preferred stock                     800             --        399,200              --       400,000

   Sale of common stock                         --            650        324,350              --       325,000

   Net loss for the year                        --             --             --        (995,454)     (995,454)

   Preferred stock dividend                     --             --             --        (122,183)     (122,183)
                                        ----------     ----------    -----------     -----------    ----------
   Balance at December 31, 1999              2,835         24,499      2,869,007      (3,123,059)     (226,718)

   Sale of common stock                         --            297         24,702              --        24,999
     (unaudited)

   Net loss for the nine months                 --             --             --        (512,783)     (512,783)
     (unaudited)

   Preferred stock dividend                     --             --             --         (80,877)      (80,877)
     (unaudited)
                                        ----------     ----------    -----------     -----------    ----------
   Balance at September 30,2000         $    2,835     $   24,796     $2,893,709     $(3,716,719)   $ (795,379)
     (unaudited)
                                        ==========     ==========     ==========     ===========    ==========

The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                               For the Nine Months Ended
                                                                        September 30,
                                                               -------------------------
                                                                  2000           1999
                                                               ----------     ----------
          Cash flows from operating activities
   Net loss                                                    $ (512,783)    $ (583,773)
   Adjustments to reconcile net loss
     to net cash used in operating activities
   Depreciation and amortization                                  294,713        260,533
            Changes in assets and liabilities
   Decrease (increase) in accounts receivable                       6,845        (59,347)
   Decrease(increase) in prepaid expenses                          (7,303)        (2,749)
   Increase in cash over drafts                                   158,653             --
   Increase (decrease) in accounts payable                         83,167       (177,395)
   Increase (decrease) in accrued expenses                        101,331        111,673
   Increase in deferred revenue                                     6,085          2,228
                                                               ----------     ----------
       Total adjustments                                          643,491        134,943
                                                               ----------     ----------
     Net cash provided by (used in) operating activities          130,708       (448,830)
                                                               ----------     ----------
          Cash flows from investing activities

   Capital expenditures                                            (8,659)      (246,077)
                                                               ----------     ----------
     Net cash used in investing Activities                     $   (8,659)    $ (246,077)
                                                               ----------     ----------

The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                               For the Nine Months Ended
                                                                        September 30,
                                                               -------------------------
                                                                  2000           1999
                                                               ----------     ----------
               Cash flows from financing activities

Preferred dividends paid                                       $ (107,763)    $  (68,370)
Proceeds from long-term obligations                               264,481        964,192
Payments on long-term obligations                                (303,766)      (900,000)
Proceeds from issuance of preferred stock                              --        400,000
Proceeds from issuance of common stock                             24,999        325,000
                                                               ----------     ----------
   Net cash provided by (used in) financing activities           (122,049)       720,822
                                                               ----------     ----------
   NET INCREASE (DECREASE) IN CASH                                     --         25,915

Cash at beginning of nine months                                       --         33,850
                                                               ----------     ----------
Cash at end of nine months                                     $       --     $   59,765
                                                               ==========     ==========

The accompanying notes are an integral part of these financial statements

                                VISIONCOMM, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLOCIES

A summary of significant accounting policies applied in the preparation of the financial statements follows:

A. Nature of Entity

VisionComm, Inc. (the Company) operates, services and maintains private pay telephones and provides cable systems to apartment complexes, hotels, and hospitals.

B. Equipment

Equipment acquired is recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

C. Intangible Assets

Intangible assets include acquisition costs related to the purchase of contracts to provide private cable systems to apartment complexes, hotels and hospitals. Intangible assets are amortized over ten years using the straight-line method. The Company follows the guidelines established by SFAS 121, paragraphs 4 through 7 to detect, account for and determine the value of impaired assets.

D. Investment

The investment in Data Net Systems, LLC represents a 5.2226% equity interest, which was contributed certain Company stockholders. This investment is recorded at estimated fair market value as of the date it was contributed to the Company.

E. Deferred Revenue

Revenues billed in advance for services are deferred and recorded as income in the period related serves are rendered.

F. Revenue Recognition

Revenues from coin calls and non-coin calls are recognized as calls are made. When Revenue on a telephone call is recorded, an expense is also recorded for direct costs associated with the call.

                                VISIONCOMM, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLOCIES (CONTINUED)
G. Unaudited Financial Statements

The accompanying unaudited financial statements include all of the adjustments which are in the opinion of management necessary for a fair presentation. Such adjustments are of a normal recurring nature. H. Use of Estimates

In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - EQUIPMENT

Equipment consists of the following:

                                          September 30,     December 31,
                                              2000              2000
                                          -------------     ------------
                                                   (Unaudited)
Pay telephone equipment                   $   1,381,924     $  1,381,924
Furniture and fixture                           734,070          731,242
Truck and automobiles                            36,459           36,459
                                          -------------     ------------
                                              2,152,453        2,149,625

   Less accumulated depreciation                766,152          569,317
                                          -------------     ------------
                                              1,386,301        1,580,308

Uninstalled equipment                           104,994          105,711
                                          -------------     ------------
                                          $   1,491,295     $  1,686,019
                                          =============     ============

Depreciation expense was $250,298 for the year ended December 31, 1999 and $196,835 for the nine months ended September 30, 2000.

                                VISIONCOMM, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - LONG TERM OBLIGATIONS

Long-term obligations consist of the following:

                                          September 30,     December 31,
                                              2000              2000
                                          -------------     ------------
                                                    (Unaudited)
              Notes payable
   Ameresco                               $   3,135,511     $  3,436,835
   Chrysler Financing Company                    13,230           15,672
   Other                                        264,481               --
                                          -------------     ------------
                                              3,413,222        3,452,507
      Less current maturities                   372,384          658,487
                                          -------------     ------------
                                          $   3,040,838     $  2,794,020
                                          =============     ============

The notes payable to Ameresco consists of 15 notes with monthly payments ranging from $450 to $17,931 and quarterly payments up to $42,099, with interest rates ranging from 12% to 14%, with maturities at various dates through January, 2007. The notes are secured by equipment and are individually guaranteed by a Company stockholder.

The note payable to Chrysler Financing Company is payable in monthly installments of $423 including interest at 12.5% through November 2003. An automobile secures the note.

Aggregate maturities of long-term obligations for the years following December 31, 1999 are as follows:

2000                         $ 658,487
2001                           755,688
2002                           749,138
2003                           422,660
2004                           866,534
                            ----------
                            $3,452,507
                            ==========

                                VISIONCOMM, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4 - INCOME TAXES

Up to July 31, 1998 the Company had elected to be taxed as an "S"corporation under the Internal Revenue Code Section 1362. An S corporation generally does not pay income taxes, but rather, its stockholders are taxed on their proportionate share. Therefore, these financial statements do not include any provision for corporate income taxes.

Effective August 1, 1998 the Company accounts for income taxes under the provisions of Statement of Financial Accounting standards No. 109 Accounting For Income Taxes (SFAS 109). Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities. The principal types of differences between assets and liabilities for financial statement and tax return purposes are allowance for doubtful receivables and accumulated depreciation and amortization. A deferred tax asset is recorded for net operating losses being carried forward for tax purposes.

Deferred tax assets and liabilities are attributable to the following at December 31, 1999:

      Deferred tax assets (liabilities)
                    Current
Allowance for doubtful receivables             $  36,000

                  Noncurrent
Accumulated depreciation and amortization       (277,000)
   Tax benefit of net operating loss
Carryforward                                     547,000
                                               ---------
                                                 270,000
                                               ---------
                                                 306,000

Valuation allowance                             (306,000)
                                               ---------
   Net deferred tax asset                      $      --
                                               =========

A valuation allowance is provided to reduce the deferred tax assets to a level which, more likely than not, will be realized. The net deferred assets reflect management's estimate of the amount that will be realized from future profitability that can be predicted with reasonable certainty.

                                VISIONCOMM, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5 - COMMITMENTS

The Company conducts a substantial portion of its operations utilizing leased facilities. The minimum rental commitments under operating leases are as follows for the years ended December 31:

2000                               $  64,400
2001                                  69,000
2002                                  69,000
2003                                  69,000
2004                                  69,000
2005 and thereafter                   34,500
                                   ---------
   Total minimum lease payments    $ 374,900
                                   =========

Rent expense for all operating leases for the year ended December 31, 1999 was $90,773.

NOTE 6 - PREFERRED STOCK

The Company's preferred stock consists of 1,000,000 authorized shares of $0.01 par value cumulative convertible Series A preferred stock of which the Company has issued 283,540 shares. Preferred shares are entitled to preferential cumulative dividends of 9% annually. In the event of a distribution of the Company's assets on dissolution, sale of its property or liquidation, the preferred shares receive the greater of the offering price per share or the put price, as defined in the investor agreement, plus any unpaid accumulated dividends. The holder may convert preferred shares to common stock at any time.

NOTE 7 - COMMON STOCK

The Company has 10,000,000 shares of authorized common stock at a par value of $.01 per share. There were 2,449,917 and 2,746,917 shares issued and outstanding at December 31, 1999 and September 30, 2000, respectively.

NOTE 8 - STOCK SPLIT

On July 27, 1998 the stockholders approved an increase in the number of authorized shares from 1,000,000 to 10,000,000 and a 5.9425 to 1 stock split. The stock split has been applied retroactively to the financial statements.

                                VISIONCOMM, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 9 - RESERVED COMMON STOCK

At December 31, 1999, 100,000 authorized common shares were reserved for issuance upon the exercise of stock options to investors.

NOTE 10 - STOCK WARRANTS

The Company has issued three warrants for a total of 889,154 (split-adjusted) shares of common stock at an exercise price of $5 per share. The warrants have been issued to a Company lender and expire on December 31, 2006.

NOTE 11 - STOCK OPTIONS

The Company granted stock options to certain employees, directors, and consultants of the Company. The exercise price of each option ranges from $5 to $6 per share. These options are exercisable at any time with written notice to the Company. The options expire ten years from the date of grant. As of December 31, 1999, 865,732 qualified options have been granted. The Company (nonpublic entity) derives fair value of its options through use of a present value computation method.

As of December 31, 1999, 970,354 shares were available for grant. The following summarizes the changes in stock options for the years ended December 31, 1999 and 1998, respectively.

                                                       Average
                                                      Exercise
                                           Shares       Price
                                          -------     ---------
                 1998 activity
               December 31, 1998
   Granted                                885,445     $   1.65
   Excercised                                  --           --
   Canceled                                    --           --
                                                      --------
   Outstanding at December 31, 1998       885,445         1.65
                 1999 activity
   Granted                                 10,000         5.00
   Excercised                                  --           --
   Canceled                               (29,713)        0.84
                                                      --------
   Outstanding at December 31, 1999       865,732         1.71
                 2000 activity
   Granted                                     --           --
   Excercised                             (29,713)        0.84
   Canceled                                (4,500)        5.00
                                                      --------
   Outstanding at September 30, 2000      831,519     $   1.73
                                                      ========

                                VISIONCOMM, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 12 - STATEMENT OF CASH FLOWS

Cash paid for interest was $325,474 and $313,574 for the nine months ended September 30, 2000 and 1999, respectively.

NOTE 13 - CHANGE IN ACCOUNTING PRINCIPLE

Effective January 1, 1998, the Company adapted Statement of Position 98.5, Accounting for Start-Up Activities (SOP 98-5), issued by the American institute of Certified Public Accountants. SOP 98-5 establishes guidances for accompanying for start-up and organizational costs. The SOP states that these costs should be expensed when incurred. The Company had previously capitalized and amortized such costs. The effect of applying SOP 98-5 is a change to issuance of $77,450, and is reported in the accompanying statement of operations for 1998 as a cumulative affect of a change in accounting principle.

NOTE 14 - RECLASSIFICATIONS

Certain reclassifications have been roads to the 1998 financial statements to confirm the 1999 presentation.

NOTE 15 - EARNINGS PER SHARE

Primary earnings per common share are based upon the weighted average number of common and common equivalent shares outstanding.he primary earnings per common share for the nine months ended Septeymber 30, 2000 and 1999 were ($0.20) and ($0.24) respectively.The diluted earnings per share were not presented because it would be anti-dilutive in nature.

Basic loss per share is calculated using a weighted average for common stock.

                                For the Nine Months
                             Ended September 30, 2000
              ----------------------------------------------------------

                    Loss                  Shares             Per Share
                 (Numerator)           (Denominator)          Amount
              -----------------     ------------------   ---------------
                  (512,783)              2,563,915            (0.20)
                  =========              =========            ======

                                For the Nine Months
                             Ended September 30, 1999
              ----------------------------------------------------------

                    Loss                  Shares             Per Share
                 (Numerator)           (Denominator)          Amount
              -----------------     ------------------   ---------------
                  (583,773)              2,432,387            (0.24)
                  =========              =========            ======

                         CHEQUEMATE INTERNATIONAL, INC.

                   PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2000

                         CHEQUEMATE INTERNATIONAL, INC.
                      PROFORMA CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                     Chequemate
                                                             International   Vision Comm.
                                                                 Inc.          Inc.
                                              -------------------------------------------------------
                                              September 30,  September 30,   Proforma       Totals
                                                  2000          2000        Adjustments   Consolidated
                                              ------------   -------------  -----------   -----------
CURRENT ASSETS

   Cash                                       $    44,866    $          --  $        --   $    44,866
   Accounts receivable, net                       202,346          665,666           --       868,012
   Inventory                                      413,764          104,994           --       518,758
   Prepaid expenses                               163,141           44,416           --       207,557
                                              -----------    -------------  -----------   -----------
     Total Current Assets                         824,117          815,076           --     1,639,139
                                              -----------    -------------  -----------   -----------

PROPERTY, PLANT AND EQUIPMENT, NET              1,509,044        1,386,301           --     2,895,345
                                              -----------    -------------  -----------   -----------
OTHER ASSETS

   Investment in partnership                           --          261,597           --       261,597
   Product and service rights                   4,194,839          924,384           --     5,119,223
   Goodwill                                            --               --    8,194,043     8,194,043
   Other assets                                   142,866               --           --       142,866
                                              -----------    -------------  -----------   -----------
     Total Other Assets                         4,337,705        1,185,981    8,194,043    13,717,729
                                              -----------    -------------  -----------   -----------
     TOTAL ASSETS                             $ 6,670,866    $   3,387,358  $ 8,194,043   $18,252,267
                                              ===========    =============  ===========   ===========

                  SEE STATEMENT OF ASSUMPTIONS AND DISCLOSURES.

                         CHEQUEMATE INTERNATIONAL, INC.
                PROFORMA CONSOLIDATED BALANCE SHEETS (CONTINUED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                             Chequemate
                                                                    International   Vision Comm.
                                                                        Inc.          Inc.
                                                     --------------------------------------------------------
                                                     September 30,  September 30,   Proforma       Totals
                                                         2000          2000        Adjustments   Consolidated
                                                     ------------   -------------  -----------   ------------
CURRENT LIABILITIES
   Accounts payable                                  $    626,944   $     542,945  $        --   $  1,169,889
   Accrued expenses                                       278,892         226,570           --        505,462
   Income tax payable                                         500              --           --            500
   Advances from affiliates                               179,000              --           --        179,000
                                                     ------------   -------------  -----------   ------------
     Total Liabilities                                  1,085,336         769,515           --      1,854,851
                                                     ------------   -------------  -----------   ------------
LONG-TERM DEBT                                                 --       3,413,222    5,800,000      9,213,222
                                                     ------------   -------------  -----------   ------------
STOCKHOLDERS' EQUITY
   Common stock $0.0001
     par value; 500,000,000 shares authorized;
     15,144,481 shares issued and outstanding               1,264          24,796      (24,546)         1,514
   Preferred stock                                             --           2,835       (2,835)            --
   Additional paid in capital                          50,639,126       2,690,649     (690,899)    52,638,876
   Accumulated deficit                                (45,054,860)     (3,513,659)   3,112,323    (45,456,196)
                                                     ------------   -------------  -----------   ------------
     Total Stockholders' Equity                         5,585,530        (795,379)   2,394,043      7,184,194
                                                     ------------   -------------  -----------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  6,670,866   $   3,387,358  $ 8,194,043   $ 18,252,267
                                                     ============   =============  ===========   ============

                  SEE STATEMENT OF ASSUMPTIONS AND DISCLOSURES.

                         CHEQUEMATE INTERNATIONAL, INC.
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                            Chequemate
                                           International    Vision Comm.
                                               Inc.              Inc.
                                           For the Six      For the Six
                                           Months Ended     Months Ended
                                           September 30,      June 30,        Proforma        Totals
                                               2000             2000         Adjustments   Consolidated
                                           -------------    ------------     -----------   ------------
REVENUES
   Revenue                                 $   1,209,025    $  1,424,331     $        --   $  2,633,356
   Cost of sales                                 824,508       1,208,740              --      1,429,020
                                           -------------    ------------     -----------   ------------
   Gross Profit                                  599,823         885,844              --      1,204,336
                                           -------------    ------------     -----------   ------------
EXPENSES
   General and administrative                  6,624,333         561,735              --      7,186,068
   Depreciation and amortization                 686,488         196,548         401,336      1,284,372
                                           -------------    ------------     -----------   ------------
     Total Expenses                              758,283       1,135,149         401,336      8,470,440
                                           -------------    ------------     -----------   ------------
NET OPERATING LOSS                            (6,706,308)       (249,305)       (401,336)    (7,226,104)
                                           -------------    ------------     -----------   ------------
   Interest income                                    --             335

OTHER INCOME (EXPENSE)
   Interest expense                             (220,157)       (325,473)             --       (441,260)
   Other income                                   20,166          61,995              --         35,172
                                           -------------    ------------     -----------   ------------
     Total Other Income (Expense)               (199,656)       (263,478)             --        405,753
                                           -------------    ------------     -----------   ------------
LOSS BEFORE TAXES                               (358,116)       (512,783)       (401,336)      7,671857

PROVISION FOR INCOME TAX                             500              --              --            500
                                           -------------    ------------     -----------   ------------
     NET LOSS                              $    (358,116)   $   (512,783)    $  (401,336)  $  7,672,357
                                           =============    ============     ===========   ============

                                            Chequemate
                                           International    Vision Comm.
                                               Inc.              Inc.
                                           For the Six      For the Year
                                           Months Ended         Ended
                                             March 31,       December 31,     Proforma        Totals
                                               2000              1999        Adjustments   Consolidated
                                           -------------    ------------     -----------   ------------
INC0ME STATEMENTS

REVENUES

   Revenue                                       491,779       3,206,170              --      3,697,949
   Cost of sale                                  229,315       2,187,936              --      2,417,251
                                           -------------    ------------     -----------   ------------
     Gross Profit                                262,464       1,018,234              --      6,115,200

EXPENSES
   Bad debt expense                               46,180              --              --         46,180
   Selling expense                               416,047              --              --        416,047
   General and administrative                         --       1,662,947              --      6,527,158
   Depreciation and amortization                      --              --         401,336        401,336
                                           -------------    ------------     -----------   ------------
     Total expenses                            5,326,438       1,662,947         401,336      7,390,721

NET OPERATING LOSS                            (5,063,974)       (644,713)       (401,336)    (1,275,521)

OTHER INCOME (EXPENSE)
   Gain on forgiveness of debt                    29,375              --              --         29,375
   Interest Income                                13,470           3,612              --         17,082
   Interest expense                             (118,058)       (419,641)             --       (537,699)
   Loss on disposal of assets                         --           3,433              --          3,433
   Other income                                       --          61,855              --         61,855
                                           -------------    ------------     -----------   ------------
     Total Other Income (Expense)                (75,213)        350,741              --       (425,954)

LOSS BEFORE TAXES                             (5,139,187)       (995,454)       (401,336)    (1,701,475)
PROVISION FOR INCOME TAX                             500              --        (401,336)    (1,701,475)
                                           -------------    ------------     -----------   ------------
LOSS FROM OPERATIONS                          (5,138,687)       (995,454)       (401,336)    (1,701,475)
DISCONTINUED OPERATIONS                      (13,596,782)             --              --             --
                                           -------------    ------------     -----------   ------------
NET LOSS                                     (18,735,469)       (995,454)       (401,336)     1,701,475)
                                           =============    ============     ===========   ============

                  SEE STATEMENT OF ASSUMPTIONS AND DISCLOSURES.

                         CHEQUEMATE INTERNATIONAL, INC.
                    Statement of Assumptions and Disclosures

Proforma Consolidated Financial Statements September 30, 2000
NOTE 1 - BACKGROUND AND HISTORICAL INFORMATION

The proforma consolidated financial statements represent the balances of Chequemate International, Inc. (the Company) and VisionComm.., Inc. (the Subsidiary). The Company owns primarily development assets/costs, for the purpose of providing three dimensional entertainment via cable television and the internet. The Subsidiary owns and operates cable television systems and pay telephones.

NOTE 2 - PROFORMA TRANSACTION

The historical financial information contained herein has been consolidated assuming the purchase of 100% of the shares of the Subsidiary by the Company. The purchase agreement as amended was effective on December 5, 2000 but, has been retroactively applied to the historical information of both companies.

The statement of operations of the Company are presented for the six months ended September 30, 2000. The statement of operations of the Subsidiary are presented for the six months ended June 30, 2000.

NOTE 3 - PROFORMA ADJUSTMENTS

The historical financial information has been adjusted based on the following assumptions:

a. All shares of the Subsidiary are purchased for 2,500,000 shares of common stock of the Company, a note payable of $2,800,000 and to eliminate the stockholders' deficit of $3,513,659 of the Subsidiary.

b. To amortize the $5,194,043 of goodwill from the purchase of the Subsidiary using a 5 year life for the six months.

c. To record the contingent liability of $3,000,000 for the additional shares to be issued base upon the Company's current trading price of $1.00 per share compared to the guaranteed minimum of $2.00 per share.